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                       SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2002

                       Peoples Ohio Financial Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                          333-68802                31-1795575
--------------------------------------------------------------------------------
(State of Incorporation)         (Commission File No.)         (IRS Employer
                                                             Identification No.)




                    635 South Market Street, Troy, Ohio 45373
                    -----------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (937) 339-5000



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                                    FORM 8-K

Item 2.  Acquisition or Disposition of Assets.
------   -------------------------------------

         Peoples Ohio Financial Corporation, an Ohio corporation ("POFC"), completed the acquisition of Peoples Savings Bank of Troy, an Ohio chartered savings and loan association ("Peoples"), on January 31, 2002 pursuant to the terms and conditions of the Agreement of Merger dated August 27, 2001 (the "Agreement"), by and among POFC, Peoples and Peoples Merger Corp., a wholly owned subsidiary of POFC ("Merger Corp"). The acquisition was completed through the merger of Merger Corp with and into Peoples. As a result of the merger, POFC indirectly acquired all of the equipment and other physical property of Peoples, all of which is and will continue to be used in Peoples' banking business. The following is a summary of some of the material terms and conditions of the Agreement.

         In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding common shares of Peoples was canceled and extinguished on January 31, 2002 in exchange for one common share of POFC. On January 31, 2002, there were approximately 7,439,650 shares of Peoples issued and outstanding. Each outstanding option to acquire common shares of Peoples was cancelled and extinguished and, in substitution and exchange therefore, the holder is entitled to receive an option to purchase the same number of common shares of POFC at the same exercise price.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (a) Financial Statement of Business Acquired. The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "Commission").

         (b)      Pro Forma Financial Information.

                  The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Commission.

         (c)      Exhibits.

                  See Index to Exhibits.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PEOPLES OHIO FINANCIAL CORPORATION



                                            By:  /s/ Ronald B. Scott
                                                --------------------------------
                                                Ronald B. Scott
                                                President



Date:  February 4, 2002



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INDEX TO EXHIBITS


   Exhibit
    Number                   Description
   -------                   -----------
      2     Agreement of Merger, dated August 27, 2001, by    Incorporated   by  reference  to  the  Form  S-4
            and among POFC, Peoples and Merger Corp.          Registration  Statement  filed by POFC  with the
                                                              SEC on August 31, 2001, Exhibit 2.

     99     Press Release of Peoples  Savings Bank of
            Troy, dated January 31, 2002.
